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Exhibit 31.1
Certification of CEO Pursuant to Securities Exchange Act
Rule 13a-14(a) / 15d-14(a) as Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, William G. Smith, Jr.,

certify that:
1. I have reviewed this annual report on Form 10

-K of Capital City Bank Group, Inc.;
2. Based on my knowledge, this report does not contain

any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of

the circumstances under which such statements were made, not misleading
with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and

other financial information included in this report, fairly
present in all material respects the financial condition,

results of operations and cash flows of the registrant as of,

and for, the
periods presented in this report;
4. The registrant’s other

certifying officer and I are responsible for establishing

and maintaining disclosure controls and
procedures (as defined in Exchange Act Rules 13a-15(e) and

15d-15(e)) and internal control over financial reporting

(as defined
in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

registrant and have:
(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material information relating to the registrant, including its consolidated
subsidiaries, is made known to us by others within those entities,

particularly during the period in which this report is
being prepared;
(b)

Designed such internal control over financial reporting, or caused such internal control over financial
reporting to be designed under our supervision, to provide

reasonable assurance regarding the reliability of financial
reporting and the preparation of financial statements for external purposes in accordance with generally accepted
accounting principles;
(c)

Evaluated the effectiveness of the registrant’s

disclosure controls and procedures and presented in this
report our conclusions about the effectiveness of

the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d)

Disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred
during the registrant’s most

recent fiscal quarter (the registrant’s

fourth fiscal quarter in the case of an annual report) that
has materially affected, or is reasonably likely

to materially affect, the registrant’s

internal control over financial
reporting; and
5. The registrant’s other

certifying officer and I have disclosed, based on our most

recent evaluation of internal control
over financial reporting, to the registrant’s

auditors and the audit committee of the registrant’s

board of directors (or persons
performing the equivalent functions):
(a)

All significant deficiencies and material weaknesses in the

design or operation of internal control over
financial reporting which are reasonably likely to adversely affect the registrant’s

ability to record, process, summarize
and report financial information; and
(b)

Any fraud, whether or not material, that involves management or other employees who have a significant
role in the registrant’s internal

control over financial reporting.

/s/ William G. Smith, Jr.

William G. Smith, Jr.
Chairman, President and

Chief Executive Officer

Date: March 1, 2021